EXHIBIT 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            The undersigned, being the Chief Executive Officer of Investors Real Estate Trust (the "Issuer"), hereby certifies that the Quarterly Report on Form 10-Q (the "Periodic Report") of the Issuer for the quarter ended January 31, 2003, which accompanies this Certification, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. §78m(a) or 78o(d)) and that the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date:  March 12, 2003

By:        /s/ Thomas A. Wentz, Sr.
            Thomas A. Wentz, Sr., President & CEO

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            The undersigned, being the Chief Financial Officer of Investors Real Estate Trust (the "Issuer"), hereby certifies that the Quarterly Report on Form 10-Q (the "Periodic Report") of the Issuer for the quarter ended January 31, 2003, which accompanies this Certification, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. §78m(a) or 78o(d)) and that the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date:  March 12, 2003

By:       /s/ Diane K. Bryantt
            Diane K. Bryantt, Senior Vice President & CFO

           These certifications accompany the Periodic Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Issuer for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.